                                                                    EXHIBIT 10.8

                         REFERENCE PORT APPENDIX NO.  2

                            DATED FEBRUARY 11, 1993
                               ----------------
                                     TO THE

                 THIRD PARTY DEVELOPMENT AND LICENSE AGREEMENT

                                    BETWEEN

                           PEERLESS SYSTEMS CORP. AND

                           ADOBE SYSTEMS INCORPORATED

This Reference Port Appendix sets forth additional and different terms and conditions particular to the Reference Port described below and shall be incorporated by reference into the Third Party Development and License Agreement ("Agreement") between Peerless Systems Corp. ("OEM") and Adobe Systems Incorporated ("Adobe") effective as of September 18, 1992. Such different or additional terms are applicable only to the Reference Port described below and in no way alter the terms and conditions applicable to other Reference Ports incorporated into the Agreement by addition of a Reference Port Appendix. All terms used in this Appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

I.   Description of Reference Port

     This description of Adobe's Amethyst Am29000 Reference Port release for PostScript Level 2 version 1.3 (2013) is subject to change as the Adobe Software evolves. Each Reference Port delivery will include a detailed list of the modules provided in that delivery.

     A.  Adobe Software Deliverables - Group 1

          1.  Adobe Unmodified Core Components (in object form only)

              [*]

          2. Adobe-Modified JMI C EXECUTIVE Operating System Components (in object form)


              [*]

          3.  Adobe Reference Port Support Source

              [*]

          4.  Example Source

              [*]

          5.  Utility Programs (Development tools in executable (object) format)

              [*]

     B.  Adobe Software Deliverables - Group 2

                     [* Confidential Treatment Requested]

          1.  Support Source for the Adobe-modified [*]:

              [*]

     C.  Adobe Software Deliverables - Group 3

         1.  Adobe Reference Port Support Source for the [*]

              [*]
II.  Description of Reference System

This description of Adobe's Amethyst Am29000 Reference System Release for PostScript Level 2 version 1.3 (2013) is subject to change as the Adobe Software evolves. Each Reference System delivery will include a detailed list of the modules provided in that delivery.

     A.   Development Environment Information

     The currently specified development environment is a Sun SPARCstation2 running SunOS 4.1.1 using the EPI tools. Version numbers of tools and of SunOS are subject to change as new versions are released. Currently, Adobe is using the following tool versions:

     [*]

     B.   Hardware Deliverables

     The Reference System is composed of a Canon RX 8ppm duplex 2-tray 300 DPI laser beam engine connected to an Adobe Amethyst controller which uses the AMD 29000 microprocessor. A set of ROMs containing the compiled Reference Port will also be provided.

III. Schedule for Delivery of Adobe Deliverables

     Description of Deliverable                            Schedule

     (1)  Adobe and OEM execute the Agreement.             ASAP

     (2)  OEM pays to Adobe the Source License
          Fee and Reference Port Support Fee               No later than
                                                           (1) + 30 days
     (3)  Adobe provides to OEM initial
          documentation delivery.                          (1) + 1 week

     (4)  Adobe provides to OEM initial delivery of
          the No earlier than Reference Port and
          Reference System.                                No earlier than
                                                           2/15/93

IV.  Description of Adobe Screening Test Suite

                     [* Confidential Treatment Requested]

     The Adobe Screening Test Suite is a series of tests to be used by OEM to determine whether OEM Licensed Systems conform to Adobe's PostScript language specifications [*]. The tests include [*]. The current Adobe Screening Test Suite operates on a [*].

     Adobe may customize the test suite for a particular product from a generic Adobe test suite. The customization process, if any, depends upon the [*].

V.   Technical Support

     Adobe shall provide forty (40) hours of technical support for this Reference Port.

VI.  Coded Font Programs

     A.   Roman Coded Font Programs

          (1)  Roman Initial Installation Coded Font Programs:

          Adobe will provide the graphic characters specified in ISO 8859-1:
          1987, Latin alphabet No. 1, or symbol characters where appropriate, for the following Roman Initial Installation Coded Font Programs, which OEM shall bundle with all Licensed Systems unless otherwise specified in the applicable Licensed System Appendix:

          Identifying
          Trademark         Typeface          Trademark Owner
          Courier                             (Public Domain)
          Courier           Bold              (Public Domain)
          Courier           Oblique           (Public Domain)
          Courier           Bold Oblique      (Public Domain)
          Helvetica                           Linotype-Hell AG and/or its Subsidiaries
          Helvetica         Bold              Linotype-Hell AG and/or its Subsidiaries
          Helvetica         Oblique           Linotype-Hell AG and/or its Subsidiaries
          Helvetica         Bold Oblique      Linotype-Hell AG and/or its Subsidiaries
          Helvetica         Narrow            Linotype-Hell AG and/or its Subsidiaries
          Helvetica         Narrow Bold       Linotype-Hell AG and/or its Subsidiaries
          Helvetica         Narrow Oblique    Linotype-Hell AG and/or its Subsidiaries
          Helvetica         Narrow Bold
                            Oblique           Linotype-Hell AG and/or its Subsidiaries
          Symbol                              (Public Domain)
          Times             Roman             Linotype-Hell AG and/or its Subsidiaries
          Times             Bold              Linotype-Hell AG and/or its Subsidiaries
          Times             Italic            Linotype-Hell AG and/or its Subsidiaries
          Times             Bold Italic       Linotype-Hell AG and/or its Subsidiaries

          (2)   Roman Additional Coded Font Programs:

          Adobe will provide the graphic characters specified in ISO 8859-1:
          1987, Latin alphabet No. 1, or symbol characters where appropriate, for the following Roman Additional Coded Font Programs:

                     [* Confidential Treatment Requested]

          Identifying
          Trademark         Typeface          Trademark Owner
          Helvetica         Condensed         Linotype-Hell AG and/or its Subsidiaries
          Helvetica         Condensed Bold    Linotype-Hell AG and/or its Subsidiaries
          Helvetica         Condensed Oblique Linotype-Hell AG and/or its Subsidiaries
          Helvetica         Condensed Bold
                            Oblique           Linotype. Hell AG and/or its Subsidiaries
          ITC Avant
          Garde Gothic      Book              International Typeface Corporation
          ITC Avant
          Garde Gothic      Book Oblique      International Typeface Corporation
          ITC Avant
          Garde Gothic      Demi              International Typeface Corporation
          ITC Avant
          Garde Gothic      Demi Oblique      International Typeface Corporation
          ITC Bookman       Light             International Typeface Corporation
          ITC Bookman       Light Italic      International Typeface Corporation
          ITC Bookman       Demi              International Typeface Corporation
          ITC Bookman       Demi Italic       International Typeface Corporation
          New Century
          Schoolbook        Roman             Public Domain
          New Century
          Schoolbook        Italic            Public Domain
          New Century
          Schoolbook        Bold              Public Domain
          New Century
          Schoolbook        Bold Italic       Public Domain
          Palatino          Roman             Linotype-Hell AG and/or its Subsidiaries
          Palatino          Italic            Linotype-Hell AG and/or its Subsidiaries
          Palatino          Bold              Linotype-Hell AG and/or its Subsidiaries
          Palatino          Bold Italic       Linotype-Hell AG and/or its Subsidiaries
          ITC Zapf          Dingbats          International Typeface Corporation
          ITC Zapf          ChanceryMedium
                            Italic            International Typeface Corporation


          Adobe agrees to license to OEM additional Roman Coded Font Programs and character sets which Adobe makes generally available for license to Adobe's OEMs on Adobe's then-standard terms and conditions if so requested by OEM.

VII. Technical Coordinators.
     ----------------------

     For Adobe:                               For OEM:
     Name: Jennifer McCormack                 Name: Jeffrey Horowitz
          -----------------------------            -----------------------------
     Title: Project Manager                   Title: Manager, R&D Projects
           ----------------------------             ----------------------------
     Phone: (415) 962-3877                    Phone: (310) 536-0908
           ----------------------------             ----------------------------
     Fax: (415) 961-3769                      Fax: (310) 536-0058
          -----------------------------           ------------------------------

     IN WITNESS WHEREOF, OEM and Adobe have caused this Reference Port Appendix No. 2 to be executed by their duly authorized representatives.

ADOBE                                         PEERLESS

ADOBE SYSTEMS INCORPORATED                    PEERLESS SYSTEMS CORP.

By:                                           By:
   -------------------------------------         -------------------------------
Printed                                       Printed
Name:       S.A. MacDonald                    Name:
      ----------------------------------           -----------------------------
Title:      Sr. Vice President                Title:
      ----------------------------------            ----------------------------
Date:       April 23, 1993                    Date:
      ----------------------------------            ----------------------------